EXHIBIT 23.2



                               CONSENT OF EXPERTS



    We hereby consent to the reference to our firm under the caption "Experts" in the Prospectus which is part of the Registration Statement.



                                                  /s/ Burton A. Amernick
                                              POLLOCK, VANDE SANDE & PRIDDY,
                                                         R.L.L.P.



Washington, D.C.
September 24, 1996